                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 2, 2006

                                 TeamStaff, Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-18492

               New Jersey                              22-1899798
    (State or other jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation or organization)

                                300 Atrium Drive
                               Somerset, NJ 08873
                               ------------------
              (Address and zip code of principal executive offices)

                                 (732) 748-1700
                                 --------------
              (Registrant's telephone number, including area code)

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      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement

      On June 2, 2006, TeamStaff, Inc., and its wholly owned subsidiary,
BrightLane, Inc., executed a material definitive settlement agreement (the
"Settlement Agreement"), effective June 2, 2006 (the "Execution Date"), to settle that certain legal action entitled Atomic Fusion, Inc. v. BrightLane,
Inc. pending in Fulton County, Georgia. Atomic Fusion filed a Complaint against
BrightLane.com in the Superior Court of Fulton, alleging claims arising out of a vendor relationship between Atomic Fusion and BrightLane.com and Atomic Fusion's subsequent status as a shareholder of BrightLane.com (hereinafter the
"Lawsuit"). On August 27, 2004, the court in the Lawsuit entered a Final
Judgment against BrightLane, which awarded Atomic Fusion $534,246.00 in damages and $116,849.00 in attorneys' fees on its breach of contract claim (the
"Judgment"). The parties filed appeals, and the Atomic Fusion appeal is still pending. BrightLane denied and continues to deny that it has any liability to
Atomic Fusion. TeamStaff, Inc. acquired BrightLane in a stock purchase transaction in 2001 and has denied and continues to deny that it has any liability to Atomic Fusion. TeamStaff believes that the Settlement Agreement is in the best interests of its shareholders as it ends the on-going litigation with certainty, and releases the Company from the obligations to continue to pay ongoing and expensive legal fees. The Settlement Agreement fully and finally settles the Judgment, the claims, allegations, appeals, charges, complaints or potential legal action between and among Atomic Fusion, BrightLane and
TeamStaff. All charges related to the Settlement will be reflected as a charge against discontinued operations.

The general terms of the Settlement are as follows:

1. Dismissal of Claims. Contemporaneously with payment of the Initial Payment provided for in the Settlement Agreement (described below), Atomic fusion will file a Dismissal with Prejudice in the Lawsuit and in the Georgia Court of
Appeals. The Dismissal will (a) Dismiss the Lawsuit, with prejudice; and (b)
dismiss all appeals by Plaintiff related to the Lawsuit, with prejudice.

2. Payment. TeamStaff shall pay to Atomic Fusion the aggregate sum of $550,000
(the "Settlement Proceeds") as follows: (a) Payment of $250,000.00 upon execution (the "Initial Payment"); (b) Two equal payments of $150,000.00 (each, a "Payment"), the first due on June 4, 2007 (the "2007 Payment Date") and the second due on June 2, 2008 (the "2008 Payment Date") (hereinafter referred to as the "Payments" or singularly with particularity, the "2007 Payment" and the
"2008 Payment"); (c) Atomic Fusion is granted contingent title to, and possession of, 150,000 shares of TeamStaff stock (the "Shares") at $1.74 per
Share (the "Issue Price") to secure the unpaid portion of the Settlement
Proceeds of $300,000.00. TeamStaff will deliver the Shares within a reasonable time following the Effective Date. Since the Shares must be released from escrow, it is contemplated that the Shares will be delivered within forty-five
(45) days of the Execution Date; (d) At each Payment Date, Atomic Fusion has the option to retain 75,000 Shares at the Issue Price (TeamStaff liable for the difference of $19,500, in cash payable on each Payment Date), or to request that
TeamStaff make the respective Payment, whereupon Atomic Fusion will convey the
Shares back to TeamStaff (each, an "Election"); (e) The amount of Shares to which the 2007 Payment Election applies is 75,000 Shares. The amount of Shares to which the 2008 Payment Election applies is 75,000 Shares. Atomic Fusion must give notice of intention at least ten (10) days prior to each Payment Date whether Atomic Fusion will retain the Shares, or request the Payment and repurchase of the Shares by TeamStaff. If no notice is given, Atomic Fusion will be deemed to have elected the Payment, whereupon TeamStaff will make, and Atomic
Fusion will receive, the Payment, and Atomic Fusion will immediately convey the
Shares to TeamStaff. Once made, the Election is irrevocable; (f) The Shares are subject to a stock purchase agreement and a lockup agreement and will not be tradable during the Restricted Period (as defined in the Lock-Up Agreement)
unless there is a default in Payment of the Settlement Proceeds (a "Default").
If there is a Default, Atomic Fusion can, with seventy-two (72) business hours notice and opportunity to cure, accelerate the entire indebtedness (without further proceeding) and take all right, title and interest in and to the Shares at the then-current market price, subject to SEC Rule 144. In the event of such a Default and Atomic Fusion taking the stock upon the occurrence of such a
Default, TeamStaff shall be liable for any deficiency between the then-current market price and any Payment due (giving full credit for any Payment made and/or consideration reflected by retention of Shares at the Issue Price); (g) Atomic
Fusion agrees to be bound under the provisions of SEC Rule 144 (as to time restrictions as well as volume

restrictions on sale). The SEC Rule 144 holding period will commence when the
Lock-Up Agreement expires; and (h) The Parties will obtain written consent of their respective Boards of Directors. The Initial Payment is due within seventy-two (72) business hours after both Parties exchange executed Board resolutions, provided, however, that the Initial Payment will not be made later than June 12, 2006. The Shares referred to above were placed in escrow by the former shareholders of BrightLane for the purposes of indemnification, and were part of the consideration given to the BrightLane Shareholders pursuant to the original merger agreement with TeamStaff, effective August 31, 2001.

A copy of the form of Settlement Agreement and all Exhibits (including the Stock
Purchase Agreement and Lock-Up Agreement) is attached as Exhibit 10.1 to this filing.

References in this filing to "TeamStaff" the "Company," "we," "us" and "our"
refer to TeamStaff, Inc. and its wholly owned subsidiaries. This Current Report on Form 8-K includes "forward-looking statements" as defined by the Federal
Securities Laws. Forward-looking statements are identified by words such as
"believe," "anticipate," "expect," "intend," "plan," "will," "may" and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements included in this report involve known and unknown risks, uncertainties and other factors which could cause TeamStaff's actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. We based these forward-looking statements on our current expectations and best estimates and projections about future events. Our actual results could differ materially from those discussed in, or implied by, these forward-looking statements. The following factors (among others) could cause our actual results to differ materially from those implied by the forward-looking statements in this Current Report on Form 8-K: our ability to continue to recruit qualified temporary and permanent healthcare professionals and administrative staff at reasonable costs; our ability to retain qualified temporary healthcare professionals and administrative staff for multiple assignments at reasonable costs; our ability to attract and retain sales and operational personnel; our ability to enter into contracts with hospitals, healthcare facility clients, affiliated healthcare networks, physician practice groups and the United States government on terms attractive to us and to secure orders related to those contracts; our ability to demonstrate the value of our services to our healthcare and other facility clients; changes in the timing of hospital, healthcare facility clients', physician practice groups' and U.S.
Government orders for and our placement of temporary and permanent healthcare professionals and administrative staff; the general level of patient occupancy at our clients' facilities; the overall level of demand for services offered by temporary and permanent healthcare staffing providers; the variation in pricing of the healthcare facility contracts under which we place temporary and permanent healthcare professionals; our ability to successfully implement our strategic growth, acquisition and integration strategies; the potential adverse effects on our earnings of completed acquisitions; our ability to successfully integrate completed acquisitions into our current operations; our ability to manage growth effectively; our ability to leverage our cost structure; the performance of our management information and communication systems; the effect of existing or future government legislation and regulation; our ability to grow and operate our business in compliance with these legislation and regulations;
the impact of medical malpractice and other claims asserted against us; the disruption or adverse impact to our business as a result of a terrorist attack;
our ability to carry out our business strategy; the loss of key officers, and management personnel that could adversely affect our ability to remain competitive; the effect of recognition by us of an impairment to goodwill; risks related to our revolving line of credit; risks associated with our health and worker's compensation claims experience; competition risks; the effect of adjustments by us to accruals for self-insured retentions and other general risks related to our business, industry and stock.. Other factors that could cause actual results to differ from those implied by the forward-looking statements in this Current Report on Form 8-K are set forth in our Annual Report on Form 10-K for the year ended September 30, 2005, our 10-Q for the quarter ending December 31, 2005 and our other previously filed Current Reports on Form
8-K. We undertake no obligation to update the forward-looking statements in this filing.

Item 9.01:  Financial Statements and Exhibits.

        (a) Financial Statements.

            None

        (b) Pro Forma Financial Information

            None

        (c) Shell Company Transactions

            None

        (d) Exhibits.

          10.1 Form of Settlement Agreement and Exhibits (Stock Purchase
Agreement and Lock-Up Agreement).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             TeamStaff, Inc.

                             By: /s/ James D. Houston
                                ---------------------
                             Name: James D. Houston
                             Title: Vice President of Business and Legal
                             Affairs/General Counsel
                             Date: June 6, 2006